UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

March 25, 2016

Date of Report (Date of Earliest Event Reported)

Littelfuse, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8755 W. Higgins Road, Suite 500, Chicago, IL 60631 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 25, 2016, pursuant to the Stock and Asset Purchase Agreement (the “Purchase Agreement”), dated as of November 7, 2015, between Littelfuse, Inc., a Delaware corporation (“Littelfuse” or the “Company”), and TE Connectivity Ltd., a Swiss corporation (“Seller”), the Company completed its previously announced acquisition of Seller’s circuit protection business (the “CP Business”), as further described below.

Transaction Overview

On the terms and conditions set forth in the Purchase Agreement, the Company acquired the CP Business from Seller by acquiring certain entities and assets comprising the CP Business (the “Transaction”) for a purchase price of $350 million in cash, subject to certain working capital and other adjustments. The Company acquired all of the shares and other equity interests of certain Seller subsidiaries, and all of the assets of other Seller subsidiaries that are primarily or exclusively related to the Business (as further described in the Purchase Agreement). In connection with the Transaction, the Company assumed certain liabilities of the CP Business.

The CP Business consists of the Seller’s global circuit protection business, which manufactures, distributes and sells resettable circuit protection devices, in particular for the automotive, battery, industrial, communications and mobile computing markets. The CP Business is directed from Menlo Park, California with manufacturing facilities in Shanghai and Kunshan, China and Tsukuba, Japan.

Both the Company and the Seller have agreed, following the closing, to indemnify the other party for losses arising from certain breaches of the Purchase Agreement and for certain other liabilities, subject to certain limitations. Further, the Seller will provide the Company and CP Business, for periods of generally up to one year, with certain services that were previously provided by Seller to the CP Business, including with respect to: information technology, operations and logistics, finance, accounting and tax, human resources and real property.

The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete, and is qualified in its entirety by reference to the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Company's Form 8-K filed on November 12, 2015 and is incorporated herein by reference.

The Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Seller, any of their respective affiliates or the CP Business. The Purchase Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure schedules delivered in connection with the Purchase Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Item 8.01.	Other Events.

On March 25, 2016, the Company issued a press release announcing the completion of the Transaction. The press release is attached as Exhibit 99.1 hereto.

Forward-Looking Statements

Any statements in this report that are not historical facts are intended to constitute “forward-looking statements” entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. These statements may involve risks and uncertainties, including, but not limited to, risks relating to product demand and market acceptance, economic conditions, the impact of competitive products and pricing, product quality problems or product recalls, capacity and supply difficulties or constraints, coal mining exposures reserves, failure of an indemnification for environmental liability, exchange rate fluctuations, commodity price fluctuations, the effect of the Company’s accounting policies, labor disputes, restructuring costs in excess of expectations, pension plan asset returns less than assumed, integration of the acquired business or other acquisitions, the ability to realize the anticipated benefits of the transaction, and other risks which may be detailed in the Company’s other U.S. Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This report should be read in conjunction with information provided in the financial statements appearing in the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2016. For a further discussion of the risk factors of the Company, please see Item 1A. “Risk Factors” to the Company’s Annual Report on Form 10-K for the year ended January 2, 2016.

Item 9.01.	Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The financial statements for the CP Business required by Item 9.01(a) will be filed by amendment as soon as practicable, but no later than 71 calendar days after the date on which this initial Current Report on Form 8-K was required to be filed.

(b)           Pro Forma Financial Information.

The pro forma financial information for the CP Business required by Item 9.01(b) will be filed by amendment as soon as practicable, but no later than 71 calendar days after the date on which this initial Current Report on Form 8-K was required to be filed.

(d)           Exhibits.

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITTELFUSE, INC.

DATE: March 28, 2016	By:	/s/ Philip G. Franklin
	Name:	Philip G. Franklin
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Stock and Asset Purchase Agreement, dated as of November 7, 2015, by and between Littelfuse, Inc. and TE Connectivity Ltd. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on November 12, 2015)*

99.1	Press release, dated March 25, 2016

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally to the U.S. Securities and Exchange Commission copies of any of the omitted schedules and exhibits upon request.